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                                                                    EXHIBIT 99.1

                                      PROXY
                            SNAKE RIVER BANCORP, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 1, 2004

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, appoints Phillip Bratton and James Patrick, and either one of them, with full power of substitution, as a true and lawful attorney and proxy to vote, as designated in this proxy, all of the shares of common stock of Snake River Bancorp, Inc., the undersigned is entitled to vote at the Special Meeting of Shareholders of Snake River Bancorp, Inc., to be held on November 1, 2004, or any adjournment or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY, IF SIGNED, WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY MAY BE VOTED BY THE ABOVE NAMED PROXIES IN THEIR DISCRETION.

      UNDER IDAHO LAW, THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                           ENCLOSED PREPAID ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Approval of the Plan and Agreement of Merger, dated as of July 23, 2004 among Intermountain Community Bancorp, Panhandle State Bank
      (Intermountain's bank subsidiary), Snake River Bancorp, Inc., and Magic Valley Bank (Snake River's bank subsidiary).

            FOR               AGAINST                ABSTAIN

            [ ]               [ ]                    [ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

2. To adjourn the meeting, if necessary, to permit the solicitation of additional proxies in the event there are insufficient votes to approve the merger as of the date of the meeting.

            FOR               AGAINST                ABSTAIN

            [ ]               [ ]                    [ ]

SIGNATURE                                            DATE
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SIGNATURE                                            DATE
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NOTE: Please sign exactly as name appears above. Joint owners each should sign.
Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.